                 FIRST AMENDMENT TO YIELD MAINTENANCE AGREEMENT


     This First Amendment dated as of April   , 1995 (the "Amendment") amends
the Yield Maintenance Agreement dated as of June 1, 1992 (the "YMA") by and between LAKEWOOD ASSOCIATES LIMITED PARTNERSHIP, a South Dakota limited partnership ("Lakewood"), TWIN OAKS CENTRE LIMITED PARTNERSHIP, A Nebraska limited partnership ("Twin Oaks"), KIMBERLY WEST SHOPPING CENTER LIMITED PARTNERSHIP, a Nebraska limited partnership ("Kimberly West") (collectively referred to in the YMA as the "Sellers"), DONALD F. DAY, CHRISTOPHER R. HELD, TERRY L. CLAUFF and JAMES R. THORBURN (referred to in the YMA collectively as the "Guarantors"), and MID-AMERICA REALTY INVESTMENTS, INC. (formerly Dial REIT, Inc.), a Maryland corporation ("REIT"). Pursuant to this Amendment, NATIONAL-MOORLAND ASSOCIATES LIMITED PARTNERSHIP, a Nebraska limited partnership ("National-Moorland") and FAIRGROUNDS LIMITED PARTNERSHIP, a Nebraska limited partnership ("Fairgrounds") become parties to the YMA.


     1. CERTAIN DEFINITIONS. Terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the YMA. From and after the date of this Amendment, (i) all references on any documents to the YMA shall be deemed to be a reference to the YMA as amended by this Amendment, and (ii) all references to "Sellers" in the YMA shall be a collective reference to Lakewood, Kimberly West, Twin Oaks, National-Moorland and Fairgrounds.

     2.   BACKGROUND.

     (a) Lakewood, Twin Oaks and Kimberly West were parties to a Purchase and Sale Agreement pursuant to which certain shopping centers were to be sold to REIT. Closings were held with respect to the shopping centers owned by Lakewood and Kimberly West. Pursuant to a letter agreement dated August 28, 1992, the parties to the YMA agreed that the closing with respect to the Twin Oaks shopping center would not occur.

     (b) Pursuant to a purchase agreement dated December 22, 1992, REIT acquired the Fairacres Square Shopping Center ("Fairacres Square") in Oshkosh, Wisconsin from Fairgrounds, which purchase agreement provided in part that such property would become subject to the YMA.

     (c) Pursuant to a purchase agreement dated November 23, 1992, REIT acquired Moorland Square Shopping Center ("Moorland Square") in New Berlin, Wisconsin from National-Moorland, which purchase agreement provided in part that such property would become subject to the YMA.

     (d) Pursuant to a purchase agreement of even date with this Amendment, REIT has contracted to acquire, subject to certain conditions, from Twin Oaks the property previously subject to acquisition pursuant to the Purchase and Sale Agreement.

     (e) The YMA requires determinations of Investment Base and Arrearages on a quarterly basis, and the parties now wish to document their current agreement with respect to such calculations.

     (f) In consideration of the matters set forth in this Amendment, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties to the YMA have agreed to add National-Moorland and Fairgrounds as parties to the YMA, and all such parties have agreed to the amendments to the YMA described herein.

     3. AMENDMENTS TO SECTION 1. Certain provisions of Section 1 of the YMA are amended as follows:

     (a) The last sentence of the definition of "Adjusted Acquisition Cost" is revised to read as follows:

               On the Termination Date, and for purposes of calculating the Termination Date Differential as defined in Section 2.B. below, the amount of Arrearages on the Termination Date shall be added to the Adjusted Acquisition Cost.

     (b)  The definition of "Effective Date" is revised to read as follows:

               "Effective Date" shall mean (i) June 1, 1992 with respect to Lakewood and Kimberly West, (ii) December 22, 1992 with respect to Fairgrounds, (iii) November 23, 1992 with respect to National-Moorland, and (iv) the date of this Amendment with respect to Twin Oaks.

     (c)  The definition of "Properties" is revised to read as follows:

               "Properties" shall mean Lakewood Mall, Twin Oaks Centre, and Kimberly West (all as defined in the Purchase and Sale Agreement), and Moorland Square and Fairacres Square (as defined herein).

     4. INVESTMENT BASE. The Investment Base for each of the five properties subject to the YMA, as of September 30, 1994, is as set forth on Exhibit A to this Amendment. Such Investment Base is the "Investment Base" required to be calculated quarterly pursuant to the definition of "Investment Base" in the YMA.

     5. ARREARAGES. The Schedule of Arrearages for each of the five properties subject to the YMA, as of September 30, 1994, is set forth on Exhibit B to this Amendment. Such Schedule of Arrearages is the "Schedule of Arrearages" required to be calculated quarterly pursuant to the definition of "Schedule of Arrearages" in the YMA.

     6. AMENDMENT TO SECTION 2.C. Section 2.C. of the YMA is amended as follows:

          C. MAXIMUM LIABILITY. The maximum aggregate amount payable by the Sellers and the Guarantors to REIT pursuant to this Section 2, with respect to the Schedule of Arrearages and Termination Date Differential determined on an aggregate basis for Lakewood Mall, Kimberly West and Twin Oaks Centre, shall be limited to $2,300,000. The maximum aggregate amount payable by the Sellers and the Guarantors to REIT pursuant to this Section 2, with respect to the Schedule of Arrearages and Termination Date Differential determined on an aggregate basis for Moorland Square and Fairacres Square shall be limited to $500,000.

     7. AMENDMENT TO EXHIBIT D. Exhibit D to the YMA sets forth certain assets and Section 2.D. of the YMA describes the required application of proceeds from the sale, financing, refinancing or ground-lease of such assets. Parcel 5 of Moorland Square owned by National-Moorland (legally described on Exhibit C to this Agreement) is hereby added to Exhibit D and shall be subject to all of the terms of the YMA.

     8. PLEDGE AGREEMENT. Exhibit E to the YMA describes certain security received by REIT for the obligations of the Sellers and Guarantors. REIT acknowledges receipt of an assignment of a 50% interest in Kearney Mall Associates, Ltd. Limited Partnership, pursuant to a Pledge and Assignment of Partnership Agreement dated August 28, 1992 executed by Donald F. Day and
Terry L. Clauff. Day and Clauff acknowledge that such assignment carries with it the immediate right of REIT to receive 50% of any and all distributions from or with respect to such limited partnership.

     9. REPRESENTATIONS AND WARRANTIES OF GUARANTORS. The Guarantors jointly and severally represent and warrant to REIT that (i) each of the Sellers has full power and authority to execute this Amendment and all documents, instruments and agreements referred to therein, (ii) Donald F. Day has been authorized to execute and deliver, on behalf of each of the Sellers, this Amendment and all documents, instruments and agreements referred to herein and all acts and proceedings necessary or proper with respect thereto have been done, taken or performed and (iii) this Amendment and all documents and instruments referred to herein and contemplated hereunder when executed on behalf of each Seller do and shall constitute the valid and binding obligations of each Seller and shall be enforceable in accordance with their terms.

     10. ARBITRATION/APPRAISAL. Certain provisions of the YMA require arbitration in accordance with the rules of the American Arbitration Association. If such arbitration is not available, or is not legally enforceable under applicable law, the valuation in question shall be effected by appraisal. The Sellers and the Guarantors on the one hand shall select an appraiser, and REIT on the other hand shall select an appraiser. These appraisers shall have MAI designation. The two appraisers so selected shall in turn select a third appraiser, and the decision of the three appraisers shall be final and binding on the parties.

     11. REAFFIRMATION. Subject to the revisions effected by the Amendment, the parties hereto, including but not limited to National-Moorland and Fairgrounds, ratify and reaffirm the YMA.

     12. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Amendment as of the day and year first above written.

                                SELLERS

NATIONAL-MOORLAND ASSOCIATES            LAKEWOOD ASSOCIATES LIMITED
  LIMITED PARTNERSHIP, A Nebraska         PARTNERSHIP, a South
  limited partnership                     Dakota limited partnership

By:  Dial-New Berlin, Inc., a           By:  Aberdeen Mall Associates
       Nebraska corporation,                   Limited Partnership, a
       General Partner                         South Dakota limited
                                               partnership

By:    /s/ Donald F. Day                By:  Aberdeen Mall, Inc., a
   --------------------------                  Nebraska corporation,
Name:  Donald F. Day                           General Partner
     ------------------------
Title: President
      -----------------------
                                        By:    /s/ Donald F. Day
                                           --------------------------
                                        Name:  Donald F. Day
                                             ------------------------
                                        Title: President
                                              -----------------------

FAIRGROUNDS LIMITED PARTNERSHIP,        TWIN OAKS CENTRE LIMITED
  A Nebraska limited partnership          PARTNERSHIP, a Nebraska
                                          limited partnership
By:  Fairgrounds, Inc., a Nebraska
       corporation, General Partner     By:  Twin Oaks Centre, Inc., a
                                               Nebraska corporation,
                                               General Partner
By:    /s/ Donald F. Day
   --------------------------
Name:  Donald F. Day                    By:    /s/ Donald F. Day
     ------------------------              --------------------------
Title: President                        Name:  Donald F. Day
      -----------------------                ------------------------
                                        Title: President
                                              -----------------------


MID-AMERICA REALTY INVESTMENTS          KIMBERLY WEST SHOPPING CENTER
  INC., a Maryland corporation            LIMITED PARTNERSHIP, a
                                          Nebraska limited partnership

By:  /s/ Jerome L. Heinrichs            By:  Kimberly West Shopping
   ------------------------------             Center, Inc., a Nebraska
Name:   Jerome L. Heinrichs                   corporation, General
     ----------------------------             Partner
Title:  Chief Executive Officer
      ---------------------------


                                        By:     /s/ Donald F. Day
                                           ---------------------------
                                        Name:   Donald F. Day
                                             -------------------------
                                        Title:  President
                                              ------------------------


                                        GUARANTORS

                                        /s/ Donald F. Day
                                        ------------------------------
                                        Donald F. Day


                                        /s/ Christopher R. Held
                                        ------------------------------
                                        Christopher R. Held


                                        /s/ Terry L. Clauff
                                        -----------------------------
                                        Terry L. Clauff


                                        /s/ James M. Thorburn
                                        -----------------------------
                                        James M. Thorburn

                               EXHIBIT A

                    CALCULATION OF INVESTMENT BASE


The Investment Base, for each property subject to the YMA, as of September 30, 1994 is as follows:

     1.   Kimberly West.............  $ 2,901,165.35
     2.   Lakewood..................  $10,076,874.87
     3.   Fairgrounds...............  $ 2,034,274.05
     4.   National-Moorland.........  $   826,945.47
     5.   Twin Oaks.................  $ 8,672,271.12

                               EXHIBIT B

                        SCHEDULE OF ARREARAGES


The Arrearages for each property subject to the YMA, as of September 30, 1994 is as follows:

     1.   Kimberly West.............  $   301,118.99
     2.   Lakewood..................  $ 1,451,775.29
     3.   Fairgrounds...............  $   692,611.99
     4.   National-Moorland.........  $    91,072.07
     5.   Twin Oaks.................  $ 1,370,633.83
                                      ______________

                                      $ 3,907,212.17

                               EXHIBIT C






Parcel Five (5) of CERTIFIED SURVEY MAP NO. 6149, being a Division of Parcel Two (2) of Certified Survey Map No. 5711, located in the Northwest one-quarter (1/4) and Southwest one-quarter (1/4) of the Southwest one-quarter (1/4) of Section Fourteen (14), in Township Six
(6) North, Range Twenty (20) East, in the City of New Berlin, Waukesha County, Wisconsin, recorded in the office of the Register of Deeds for Waukesha County on May 3, 1990 in Volume 50 of Certified Survey Maps at Pages 291 to 293 inclusive, as Document No. 1589790.